UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2014 (April 15, 2014)

VINCE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36212	75-3264870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway—6th Floor

New York, New York 10018

(Address of principal executive offices) (Zip Code)

(212) 515-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Director.

(d)

On April 15, 2014, the board of directors (the “Board”) of Vince Holding Corp. (the “Company”) appointed, by written consent, Eugenia Ulasewicz, as a director, effective April 16, 2014. The appointment brought the total number of directors to seven.

The Board has not yet determined on which Board committees, if any, Ms. Ulasewicz will serve.

There is no arrangement or understanding between Ms. Ulasewicz and any other persons in connection with her appointment as a director. There are no related party transactions between the Company and Ms. Ulasewicz that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her appointment as a director, Ms. Ulasewicz will receive compensation in the same manner as the Company’s other non-employee directors who are not employed by Sun Capital Partners, Inc. or its affiliates, as described in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on April 4, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of the Company dated April 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

By	/s/ Jay L. Dubiner
Jay L. Dubiner
Senior Vice President, General Counsel & Secretary

Date: April 16, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of the Company dated April 16, 2014

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